UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 25, 2018

RumbleOn, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or Other Jurisdiction
of Incorporation)

001-38248	46-3951329
(Commission File Number)	(I.R.S. Employer Identification No.)
4521 Sharon Road, Suite 370 Charlotte, North Carolina	28211
(Address of Principal Executive Offices)	(Zip Code)

(704) 448-5240
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.01
Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information in Item 5.07 below is incorporated into this Item 3.01 by reference.

Item 5.02.
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2018 Annual Meeting of Stockholders of RumbleOn, Inc. (the “Company”) held on June 25, 2018 (the “Annual Meeting”), the stockholders of the Company approved an amendment to the RumbleOn, Inc. 2017 Stock Incentive Plan (the “Plan”) to increase the number of shares authorized for issuance under the Plan from 12% of the Company’s issued and outstanding shares of Class B Common Stock to 2,000,000 shares of Class B Common Stock (the “Plan Amendment”). The Plan Amendment was previously approved by the Board of Directors of the Company (the “Board”) in May 2018 subject to stockholder approval. The primary purpose of the Plan is to attract, retain, reward and motivate certain individuals by providing them with an opportunity to acquire or increase a proprietary interest in the Company and to incentivize them to expend maximum effort for the growth and success of the Company, so as to strengthen the mutuality of the interests between such individuals and the stockholders of the Company. The Plan is administered by the Compensation Committee of the Board. The Plan provides for the issuance of awards consisting of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares and performance units. Incentive stock options may be granted under the Plan only to the Company’s employees.

A description of the material terms and conditions of the Plan Amendment is set forth on pages 15-21 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 25, 2018 (the “Proxy Statement”), and is incorporated herein by reference. The description of the Plan Amendment incorporated herein by reference does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan Amendment, attached to this report as Exhibit 10.1, and incorporated herein by reference.

Item 5.07.
Submission of Matters to a Vote of Security Holders.

The following matters were voted upon at the Annual Meeting. Each stockholder of Class A Common Stock was entitled to ten votes on each of the six director nominees and ten votes on each other matter properly presented at the Annual Meeting for each share of Class A Common Stock owned by that stockholder on the record date.  Each stockholder of Class B common stock was entitled to one vote on each of the six director nominees and one vote on each other matter properly presented at the Annual Meeting for each share of Class B Common Stock owned by that stockholder on the record date.

Proposal 1 – The election of six directors, each for a term expiring at the next Annual Meeting or until their successors are duly elected and qualified.

Class A Common Stock

Nominee	Votes For	Votes Against	Abstain
Marshall Chesrown	1,000,000	0	0
Steven R. Berrard	1,000,000	0	0
Denmar Dixon	1,000,000	0	0
Richard A. Gray, Jr.	1,000,000	0	0
Kartik Kakarala	1,000,000	0	0
Kevin Westfall	1,000,000	0	0

Class B Common Stock

Nominee	Votes For	Votes Against	Abstain
Marshall Chesrown	9,210,839	0	98,738
Steven R. Berrard	9,210,839	0	98,738
Denmar Dixon	9,207,409	0	102,168
Richard A. Gray, Jr.	9,228,487	0	81,090
Kartik Kakarala	9,210,839	0	98,738
Kevin Westfall	9,228,487	0	81,090

Proposal 2 – To approve an amendment to the Plan to increase the number of shares of Class B Common Stock authorized for issuance under the Plan.

Class A Common Stock

Votes For	Votes Against	Abstain
1,000,000	0	0

Class B Common Stock

Votes For	Votes Against	Abstain
9,087,625	219,932	2,020

Proposal 3 – To approve an amendment to our Articles of Incorporation to provide for “blank check” preferred stock, which may be issued in one or more classes or series, with such rights, preferences, privileges and restrictions as will be fixed by our board of directors (“Certificate of Amendment”).

Class A Common Stock

Votes For	Votes Against	Abstain
1,000,000	0	0

Class B Common Stock

Votes For	Votes Against	Abstain
8,902,319	407,238	20

A copy of the Certificate of Amendment is attached to this report as Exhibit 3.1 and is incorporated herein by reference.

Proposal 4 – Non-binding advisory approval of the compensation of the Company’s named executive officers.

Class A Common Stock

Votes For	Votes Against	Abstain
1,000,000	0	0

Class B Common Stock

Votes For	Votes Against	Abstain
9,108,826	198,647	2,104

There were no broker non-votes on any of the proposals presented at the Annual Meeting.

As disclosed in the Company's Proxy Statement, the Nominating and Corporate Governance Committee did not nominate Mitch Pierce for re-election at the Annual Meeting. As a result, following the Annual Meeting, the Company has three independent members of the six member board and no longer meets the Nasdaq (as defined below) requirement to have a majority of independent directors on the board as set forth in Nasdaq Listing Rule 5605.

On June 28, 2018, the Company received a letter from the Nasdaq Stock Market LLC (“Nasdaq”), which indicated this deficiency. Consistent with Nasdaq Listing Rule 5605(b)(1)(A), Nasdaq has provided the Company a cure period to regain compliance as follows: (i) until the earlier of the Company’s next annual shareholders’ meeting or June 25, 2019; or (ii) if the next annual shareholders’ meeting is held before December 24, 2018, then the Company must evidence compliance no later than December 24, 2018.

The Company’s Nominating and Corporate Governance Committee and Board of Directors are actively conducting a search for a new independent director to fill the current vacancy on the Board, and the Company intends to regain compliance with Nasdaq Listing Rule 5605 before the applicable deadline set by Nasdaq.

Item 9.01.
Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to Articles of Incorporation, filed on June 25, 2018.
10.1	Amendment to the RumbleOn, Inc. 2017 Stock Incentive Plan. +

+	Management Compensatory Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUMBLEON, INC.

Date: June 28, 2018	By:	/s/ Steven R. Berrard
Steven R. Berrard
Chief Financial Officer

4